SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 28, 2008

NeoGenomics, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-72097	74-2897368
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, Florida		33913
(Address of principal executive offices)		(Zip code)

(239) 768-0600
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                ENTRY INTO DEFINITIVE MATERIAL AGREEMENT.

On April 23, 2008, NeoGenomics, Inc., a Nevada corporation (the “Company”) entered into a Settlement Agreement and Release (the “Settlement Agreement”) with Accupath Diagnostics, Inc., d/b/a US Labs (“US Labs”), Robert Gasparini, an individual, Gary Roche, an individual and Douglas White, an individual (Messrs. Gasparini, Roche and White, together with the Company, are collectively referred to herein as the “Defendants” and together with US Labs, the “Parties”) whereby the Parties agreed to finally settle and to resolve all claims asserted in and arising out of that certain lawsuit filed by US Labs against the Defendants in the Los Angeles Superior Court on October 26, 2006, entitled Accupath Diagnostics Laboratories, Inc. v. NeoGenomics, Inc., et al., Case No BC 360985 (the “Lawsuit”).

Pursuant to the Settlement Agreement, the Defendants shall deliver the gross sum of Five Hundred Thousand Dollars ($500,000), Two Hundred Fifty Thousand Dollars ($250,000) of which shall be paid on or prior to May 1, 2008 with funds from the Company’s insurance carrier and the balance of which shall be paid by the Company on the last day of each month in equal installments of Thirty-One Thousand Two Hundred Fifty Dollars ($31,250) commencing on May 31, 2008.  There were no material non-monetary terms included in the Settlement Agreement.

Furthermore, the Parties agreed that a stipulated judgment may be entered by US Labs against the Company in the event of Defendants’ non-payment default in the amount of Five Hundred Thousand Dollars ($500,000) less the total amount of any settlement payment already made to US Labs by Defendants at the time of the non-payment default, plus interest at a rate of ten percent (10%) per annum and reasonable attorney fees incurred by US Labs in connection with the filing, entry, or enforcement of any such stipulated judgment, and collection of said judgment.  The Settlement Agreement is attached hereto as Exhibit 99.1.

ITEM 2.03                                CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 1.01 herein above.

ITEM 9.01 EXHIBITS.

(a)           Not Applicable.

(b)           Not Applicable.

(c)           Not Applicable.

(d)           Exhibit No. Description:

Exhibit	Description	Location
99.1	Settlement Agreement and Release, dated April 23, 2008, by and among the Company et al. and Accupath Diagnostics, Inc., d/b/a US Labs	Provided herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

Date: April 28, 2008	By: /s/ Robert Gasparini
Name: Robert Gasparini
Its: President and Principal Executive Officer

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